                                                Filed pursuant to Rule 424(b)(3)
                                                      Registration No. 333-88834


              Prospectus Supplement No. 12 dated December 13, 2002
                       (To Prospectus dated May 31, 2002)

                                 $3,950,000,000
                                   Amgen Inc.
                     Liquid Yield Option(TM) Notes due 2032
                              (Zero Coupon--Senior)
               and Shares of Common Stock Issuable Upon Conversion
                      of the Liquid Yield Option(TM) Notes

      This document supplements the prospectus dated May 31, 2002, as amended and supplemented through the date hereof, relating to the resale by the holders of Liquid Yield Option(TM) Notes (Zero Coupon--Senior) (the "LYONs") due March 1, 2032 and the shares of our common stock into which the LYONs are convertible.

      This prospectus supplement is incorporated by reference into, and should be read in conjunction with, the prospectus dated May 31, 2002, including any amendments or supplements to it. This prospectus supplement is not complete without, and may not be delivered or utilized except in connection with, the prospectus, including any amendments or supplements to it.

      The table presented below sets forth information as of the date of this prospectus supplement about the principal amount at maturity of the LYONs and the underlying common stock beneficially owned by each selling security holder that may be offered using the prospectus. All of the information set forth in the table has been provided by the selling security holders on or prior to the date of this prospectus supplement and, to our knowledge, is true and correct as of the date of this prospectus supplement. However, the selling security holders may have sold, transferred or otherwise disposed of all or a portion of their notes since the date on which they provided the information regarding their notes.

      The table of selling security holders contained on pages 42-45 of the prospectus dated May 31, 2002 is hereby amended and replaced by the table set forth below.

                          Principal
                          Amount of       Shares of                            LYONs              Stock
                             LYONs         Common                              Owned              Owned
                         Beneficially       Stock          Common              After              After
                          Owned and      Beneficially       Stock            Completion         Completion            Material
       Name                Offered/(1)/     Owned        Offered/(2)/     of Offering/(3)/    of Offering/(3)/    Relationship/(4)/
-------------------     --------------  --------------  ---------------  ------------------  ------------------  -------------------
1976 Distribution
Trust FBO A.R.Lauder /
Zinterhofer ..........    18,000          159.5            159.5               -0-                  -                 None

1976 Distribution Trust FBO Jane A.
 Lauder....... ............................       35,000            310.1            310.1        -0-               -         None

2000 Revocable Trust FBO A.R. Lauder /
 Zinterhofer ..............................       18,000            159.5            159.5        -0-               -         None

ABC Ltd. ..................................      175,000          1,550.5          1,550.5        -0-               -         None

Absolute Return Fund Ltd. .................    5,941,000         52,637.9         52,637.9        -0-               -         None

Advent Convertible Master Cayman L.P. .....    6,242,000         55,304.7         55,304.7        -0-               -         None

Aid Association for Lutherans, as
 successor to Lutheran Brotherhood ........   11,000,000         97,461.1         97,461.1        -0-               -         None

Akela Capital Master Fund, LLC.............    2,000,000         17,720.2         17,720.2        -0-               -         None

Alembic Inc. ..............................      140,000          1,240.4          1,240.4        -0-               -         None

Allentown City Firefighters Pension Plan...       62,000            549.3            549.3        -0-               -         None

Allentown City Officers & Employees
 Pension Fund..............................       45,000            398.7            398.7        -0-               -         None

Allentown City Police Pension Plan.........       74,000            655.7            655.7        -0-               -         None

Allgemeine Pensionskasse der Swissair
 Group.....................................    1,200,000         10,632.1         10,632.1        -0-               -         None

Allstate Insurance Company.................   21,900,000/(5)/   478,336.2/(5)/   194,036.2/(5)/   -0-/(5)/    284,300/(5)/    None

Allstate Life Insurance Company............   21,900,000/(5)/   478,336.2/(5)/   194,036.2/(5)/   -0-/(5)/    284,300/(5)/    None

Alpha US Sub Fund 4, LLC...................      675,000          5,980.6          5,980.6        -0-               -         None

Alpha U.S. Sub Fund VIII, LLC..............    2,300,000         20,378.2         20,378.2        -0-               -         None

American Motorist Insurance Company........    1,396,000         12,368.7         12,368.7        -0-               -         None

Amerisure Mutual Insurance Company.........      975,000          8,638.6          8,638.6        -0-               -         None

Arapahoe County Colorado...................      135,000          1,196.1          1,196.1        -0-               -         None

Arbitex Master
 Fund L.P....................    8,000,000     70,880.8     70,880.8   -0-         -     None

Argent Classic Convertible
 Arbitrage Fund L.P..........    4,500,000     39,870.5     39,870.5   -0-         -     None

Argent Classic Convertible
 Arbitrage Fund (Bermuda)
 Ltd.........................    6,000,000     53,160.6     53,160.6   -0-         -     None

Argent LowLev Convertible
 Arbitrage Fund Ltd .........   13,500,000    119,611.4    119,611.4   -0-         -     None

Aristeia International
 Limited ....................   26,950,000    238,779.7    238,779.7   -0-         -     None

Aristeia Trading LLC.........    8,050,000     71,323.8     71,323.8   -0-         -     None

Arlington County Employees
 Retirement System...........    1,470,000     13,024.4     13,024.4   -0-         -     None

Asset Insurance
 Company Ltd.................      615,000      5,449.0      5,449.0   -0-         -     None

Associated Electric & Gas
 Insurance Services
 Limited ....................    3,000,000     26,580.3     26,580.3   -0-         -     None

Atlantic Trust Company.......    4,720,000    323,301.7     41,819.7   -0-   281,482     None

Auspicis Ltd.................      430,000      3,809.9      3,809.9   -0-         -     None

Banc of America Securities
 LLC.........................   21,281,000    188,551.8    188,551.8   -0-         -     None

Bank Austria AG..............      240,000      2,126.4      2,126.4   -0-         -     None

Bank Austria Cayman Islands,
 Ltd.........................    4,500,000     39,870.5     39,870.5   -0-         -     None

Bank Hapoalim, B.M...........    6,000,000     53,160.0     53,160.6   -0-         -     None

Bank of America Pension
 Plan........................    2,500,000     22,150.3     22,150.3   -0-         -     None

Barclays Global Investors
 Ltd. .......................    1,500,000     13,290.2     13,290.2   -0-         -     None

Bay State Insurance
 Company Ltd. ...............      340,000      3,012.4      3,012.4   -0-         -     None

Beamtenversicherung-skasse
 des Kantons Zurich..........   10,900,000     96,575.1     96,575.1   -0-         -     None

Bear Stearns International
 Limited.....................   21,835,000    193,460.3    193,460.3   -0-         -     None

Bear, Stearns & Co. Inc......    9,500,000     84,171.0     84,171.0   -0-         -     None

BGI Global Investors c/o
 Forest Investment Mngt.
 L.L.C. .....................      685,000      6,069.2      6,069.2   -0-         -     None

Black Diamond Capital I,
 Ltd.........................    2,432,000     21,547.8     21,547.8   -0-         -     None

Black Diamond Convertible
 Offshore LDC................   15,296,000    135,524.1    135,524.1   -0-         -     None

Black Diamond Offshore
 Ltd.........................    8,647,000     76,613.3     76,613.3   -0-         -     None

British Virgin Islands Social Security
 Board..... ...............................        196,000       1,736.6        1,736.6    -0-          -     None

BT Equity Opportunity .....................      3,200,000      28,352.3       28,352.3    -0-          -     None

BTES-Convertible Arb ......................      1,000,000       8,860.1        8,860.1    -0-          -     None

Canyon Capital Arbitrage Masterfund, Ltd...      3,750,000      33,225.4       33,225.4    -0-          -     None

Canyon Mac 18, Ltd. (RMF)..................        625,000       5,537.6        5,537.6    -0-          -     None

Canyon Value Realization Fund (Cayman),
 Ltd.......................................      5,625,000      49,838.1       49,838.1    -0-          -     None

Canyon Value Realization Fund, L.P.........      2,500,000      22,150.3       22,150.3    -0-          -     None

Cater Allen International Limited .........     90,000,000   1,059,509.0      797,409.0    -0-    262,100     None

The Captive Fixed Income Fund .............      1,110,000       9,834.7        9,834.7    -0-          -     None

The Captive Investors Fund ................      1,005,000       8,904.4        8,904.4    -0-          -     None

CCI Investments Company, Ltd. .............         55,000         487.3          487.3    -0-          -     None

CDC Financial Products, Inc. ..............     20,000,000     177,202.0      177,202.0    -0-          -     None

CDC Ixis Paris.............................     20,000,000     177,202.0      177,202.0    -0-          -     None

Chicago Standard Insurance Company, Ltd. ..         85,000         753.1          753.1    -0-          -     None

Circlet (IMA) Ltd..........................      1,500,000      13,290.2       13,290.2    -0-          -     None

CitiSAM Ltd. ..............................     24,700,000     218,844.3      218,844.3    -0-          -     None

City of New Orleans........................        558,000       4,943.9        4,943.9    -0-          -     None

City University of New York................        335,000       2,968.1        2,968.1    -0-          -     None

Clinton Convertible Managed Trading
 Account 1 Limited.........................      4,250,000      37,655.4       37,655.4    -0-          -     None

Clinton Multistrategy Master Fund, Ltd. ...     18,225,000     161,475.3      161,475.3    -0-          -     None

Clinton Riverside Convertible Portfolio
 Limited...................................     20,025,000     177,423.5      177,423.5    -0-          -     None

Cobra Master Fund, Ltd.....................      1,500,000      13,290.2       13,290.2    -0-          -     None

Commonwealth Professional
 Assurance Co. c/o Income
 Research & Management ....................        600,000       5,316.1        5,316.1    -0-          -     None

Conseco Annuity Assurance
 Multi Bucket Annuity
 Convertible Bond Fund ....................      9,750,000      86,386.0       86,386.0    -0-          -     None

Conseco Fund Group
Convertible Securities Fund ...............        250,000       2,215.0        2,215.0    -0-          -     None

Continental Assurance Company on behalf of
 its Separate Account E ...................      7,200,000      63,792.7       63,792.7    -0-          -     None

Continental Casualty Company...............     44,800,000     396,932.5      396,932.5    -0-          -     None

Credit Industriel D'Alsace Et De Lorraine..     25,400,000     225,046.5      225,046.5    -0-          -     None

Credit Lyonnais SEC USA....................     28,000,000     248,082.8      248,082.8    -0-          -     None

Credit Suisse First
 Boston Corporation .......................      2,400,000      21,264.2       21,264.2    -0-          -     None

Credit Suisse First Boston Europe Ltd......    278,650,000   2,468,866.9    2,468,866.9    -0-          -     None

DaimlerChrysler Corp
  Emp. #1 Pension Plan
  dtd 4/1/89 ................   13,980,000    123,864.2    123,864.2   -0-     -     None

Dcash Convertible............    3,300,000     29,238.3     29,238.3   -0-     -     None

Deephaven Domestic
  Convertible Trading
  Ltd........................  165,850,000  1,469,447.6  1,469,447.6   -0-     -     None

Deeprock & Co................    3,000,000     26,580.3     26,580.3   -0-     -     None

Deutsche Bank AG
  London.....................   45,000,000    398,704.5    398,704.5   -0-     -     None

Deutsche Bank Securities
  Inc........................  471,600,000  4,178,423.2  4,178,423.2   -0-     -     None

DKR Fixed Income Holding
  Fund Ltd...................    3,000,000     26,580.3     26,580.3   -0-     -     None

D.L.& C. Insurance Company,
  Limited ...................      105,000        930.3        930.3   -0-     -     None

Double Black Diamond
  Offshore LDC...............   50,469,000    447,160.4    447,160.4   -0-     -     None

Dylan (IMA) Ltd..............    5,000,000     44,300.5     44,300.5   -0-     -     None

Erste Bank der
  oesterreichischen
  Sparkassen AG..............      340,000      3,012.4      3,012.4   -0-     -     None

Excellus Health Plans c/o
  Income Research &
  Management.................    2,600,000     23,036.3     23,036.3   -0-     -     None

First Union Securities
  Inc........................   20,000,000    177,202.0    177,202.0   -0-     -     None

Forest Alternative
  Strategies II..............      186,000      1,648.0      1,648.0   -0-     -     None

Forest Fulcrum Fund
  L.L.P......................    2,592,000     22,965.4     22,965.4   -0-     -     None

Forest Global
  Convertible Fund
  Series A-5.................    9,682,000     85,783.5     85,783.5   -0-     -     None

Franklin and Marshall
  College....................      785,000      6,955.2      6,955.2   -0-     -     None

Gaia Offshore Master
  Fund Ltd...................    6,450,000     57,147.6     57,147.6   -0-     -     None

GDO Equity Arbitrage
  Master Fund................    7,500,000     66,450.8     66,450.8   -0-     -     None

Gemini Sammel Stiftung
  Zur Forderung der
  Personalvorsorge ..........      450,000      3,987.0      3,987.0   -0-     -     None

Georgia Municipal
  Employee Benefit
  System.....................    1,500,000     13,290.2     13,290.2   -0-     -     None

Global Bermuda Limited
  Partnership................    7,000,000     62,020.7     62,020.7   -0-     -     None

GM Employees Global
  Group Pension Trust........    2,000,000     17,720.2     17,720.2   -0-     -     None

Goldman Sachs & Co.
  Profit Sharing Master
  Trust......................    5,371,000     47,587.6     47,587.6   -0-     -     None

Goldman Sachs and
  Company....................   46,920,000    415,715.9    415,715.9   -0-     -     None

Government of Singapore
Investment Corporation
Pte Ltd......................   10,000,000  1,859,593.0     88,601.0    -0-  1,770,992     None

The Grable Foundation........      261,000      2,312.5      2,312.5    -0-          -     None

Grady Hospital Foundation....      294,000      2,604.9      2,604.9    -0-          -     None

Granville Capital
 Corporation.................   35,000,000    310,103.5    310,103.5    -0-          -     None

Great-West Life &
Annuity Insurance Company....   14,000,000    124,041.4    124,041.4    -0-          -     None

Gulf International Bank
UK Ltd.......................    4,000,000     35,440.4     35,440.4    -0-          -     None

Hamilton Multi-Strategy
 Master Fund, LP.............    6,000,000     53,160.6     53,160.6    -0-          -     None

Hartford Life
 Insurance Co................   44,721,000    602,115.5    396,232.5    -0-    205,883     None

HBK Master Fund, L.P.........   17,000,000    172,821.7    150,621.7    -0-     22,200     None

HFR CA Select Fund...........      700,000      6,202.0      6,202.0    -0-          -     None

HFR Convertible Arbitrage
 Account.....................      581,000      5,147.7      5,147.7    -0-          -     None

Highbridge International
 LLC.........................  148,150,000  1,312,623.8  1,312,623.8    -0-          -     None

HSBC Trustee, Zola Managed
 Trust.......................      400,000      3,544.0      3,544.0    -0-          -     None

IMF Convertible Fund ........    3,800,000     33,668.4     33,668.4    -0-          -     None

Independence Blue Cross......      901,000      7,983.0      7,983.0    -0-          -     None

ING Convertible Fund.........    3,960,000     35,086.0     35,086.0    -0-          -     None

ING VP Convertible Fund......       40,000        354.4        354.4    -0-          -     None

Investcorp SAM Fund Ltd. ....   20,400,000    180,746.0    180,746.0    -0-          -     None

Jefferies & Co. Inc.........     2,500,000     22,150.3     22,150.3    -0-          -     None

Jersey (IMA) Ltd.............    3,000,000     26,580.3     26,580.3    -0-          -     None

JP Morgan Securities Inc.....  303,500,000  3,164,039.4  2,689,040.4    -0-    474,999     None

Kallista Master
Fund Limited ................   11,500,000    101,891.2    101,891.2    -0-          -     None

KBC Financial Products
 (Cayman Island) Limited.....   52,000,000    460,725.2    460,725.2    -0-          -     None

KBC Financial Products USA
 Inc.........................    4,480,000     39,693.2     39,693.2    -0-          -     None

Kenwood Insurance Company,
 Ltd.........................      520,000      4,607.3      4,607.3    -0-          -     None

Key-Royal Reinsurance
  Company Limited ...........       60,000        531.6        531.6    -0-          -     None

Lakeshore International,
 Ltd.........................   28,000,000    248,082.8    248,082.8    -0-          -     None

Lehman Brothers Inc..........   10,000,000     88,601.0     88,601.0    -0-          -     None

Lehman Brothers Special
 Financing Inc...............  144,000,000  1,275,854.4  1,275,854.4    -0-          -     None

Lexington (IMA) Limited......   10,051,000     89,052.9     89,052.9   -0-        -    None

Liberty View Fund LLC........    2,000,000     17,720.2     17,720.2   -0-        -    None

Liberty View Funds L.P.......    9,000,000     79,740.9     79,740.9   -0-        -    None

Liberty View Global
 Volatility Fund.............   26,000,000    230,362.6    230,362.6   -0-        -    None

LLT Limited..................      685,000      6,069.2      6,069.2   -0-        -    None

Lydian Overseas
Partners Master Fund.........   59,000,000    522,745.9    522,745.9   -0-        -    None

Lyxor........................    1,185,000     10,499.2     10,499.2   -0-        -    None

Lyxor Master Fund............    1,550,000     13,733.2     13,733.2   -0-        -    None

Lyxor Master Fund c/o
  Forest Investment
  Mngt. L.L.C................    2,700,000     23,922.3     23,922.3   -0-        -    None

Lyxor Master Fund, c/o
  Zola Capital
  Management, LLC............    4,750,000     42,085.5     42,085.5   -0-        -    None

Lyxor Master Fund Ref:
  Argent/LowLev CB...........    3,000,000     26,580.3     26,580.3   -0-        -    None

Marathon Global
  Convertible Master
  Fund, Ltd..................   11,500,000    101,891.2    101,891.2   -0-        -    None

McMahan Securities Co.
  L.P........................    4,000,000     35,440.4     35,440.4   -0-        -    None

Med America Insurance Co. ...    3,170,000     28,086.5     28,086.5   -0-        -    None

Med America Hartford
Trust Co. c/o Income
Research & Management........      505,000      4,474.4      4,474.4   -0-        -    None

Med America New York
Insurance Co. c/o Income
Research & Management........    1,325,000     11,739.6     11,739.6   -0-        -    None

Merrill Lynch Insurance
  Group......................      725,000      6,423.6      6,423.6   -0-        -    None

Merrill Lynch
  International Limited......    6,000,000    232,719.6     53,160.6   -0-  179,559    None

Merrill Lynch, Pierce,
  Fenner & Smith, Inc........  102,150,000    905,059.2    905,059.2   -0-        -    None

Minnesota Power and
  Light......................      171,000      1,515.1      1,515.1   -0-        -    None

MLQA Convertible
  Securities Arbitrage,
  Ltd. ......................   25,000,000    221,502.5    221,502.5   -0-        -    None

Morgan Stanley & Co. ........   40,000,000    354,404.0    354,404.0   -0-        -    None

Municipal Employees..........      503,000      4,456.6      4,456.6   -0-        -    None

New Orleans Firefighters
  Pension / Relief Fund......      302,000      2,675.8      2,675.8   -0-        -    None

NGSC Insurance Limited ......       65,000        575.9        575.9   -0-        -    None

Nicholas Applegate
  Investment Grade
  Convertible................       37,000        327.8        327.8   -0-        -    None

NMS Services (Cayman)
  Inc........................   50,000,000    443,005.0    443,005.0   -0-        -

Nomura International Plc.....    6,000,000     53,160.6     53,160.6   -0-        -    None

Occidental Petroleum
  Corporation.................      569,000         5,041.4       5,041.4       -0-         -     None

Ohio Bureau of Workers
  Compensation................      389,000         3,446.6       3,446.6       -0-         -     None

0Z Convertible Master
  Fund, Ltd...................   22,712,000       201,230.6     201,230.6       -0-         -     None

0Z Mac 13 Ltd.................    5,521,000        48,916.6      48,916.6       -0-         -     None

0Z Master Fund, Ltd...........  247,824,000     2,195,745.4   2,195,745.4       -0-         -     None

Pacific Life Insurance
  Company ....................  110,000,000       974,611.0      974,611.0      -0-         -     None

Palo Verde Insurance
  Company, Ltd................      170,000         1,506.2        1,506.2      -0-         -     None

Pensionskasse Ciba
  Specialty Chemicals.........    1,900,000        16,834.2       16,834.2      -0-         -     None

Pensionskasse der
  Antalis AG..................      220,000         1,949.2        1,949.2      -0-         -     None

Pensionskasse der
  EMS-Chemie AG...............      270,000         2,392.2        2,392.2      -0-         -     None

Pensionskasse der
  EMS-Chemie AG Domat.........      270,000         2,392.2        2,392.2      -0-         -     None

Pensionskasse der
  EMS-Dottikon AG ............      400,000         3,544.0        3,544.0      -0-         -     None

Pensionskasse der
  Lonza AG ...................      500,000         4,430.1        4,430.1      -0-         -     None

Pensionskasse der
  Rockwell
  Automation AG ..............      270,000         2,392.2        2,392.2      -0-         -     None

Pensionskasse Pluss-
  Staufer AG .................      250,000         2,215.0        2,215.0      -0-         -     None

Pensionskasse Vantico ........      380,000         3,366.8        3,366.8      -0-         -     None

Peoples Benefit Life
  Insurance Company
  Teamsters ..................    7,500,000        66,450.8       66,450.8      -0-         -     None

Performa Institutional
  Fund US Dollar
  Convertible Bond ...........      150,000         1,329.0        1,329.0      -0-         -     None

Plexus Fund Limited ..........    4,000,000        35,440.4       35,440.4      -0-         -     None

Policeman and
  Firemen Retirement
  System of the City of
  Detroit ....................    1,380,000        12,226.9       12,226.9      -0-         -     None

Privilege Portfolio
  Global Convertibles ........    3,000,000        26,580.3       26,580.3      -0-         -     None

Pro-mutual ...................    1,654,000        14,654.6       14,654.6      -0-         -     None

Quattro Fund .................    8,910,000        78,943.5       78,943.5      -0-      -     None

Ram Trading ..................    7,000,000        62,020.7       62,020.7      -0-      -     None

Ramius Capital Group .........      500,000         4,430.1        4,430.1      -0-      -     None

Ramius LP ....................    1,000,000         8,860.1        8,860.1      -0-      -     None

RBC Capital Services
  c/o Forest
  Investment Mngt.
  L.L.C. .....................      382,000         3,384.6        3,384.6      -0-      -     None

RCG Baldwin LP ...............    1,500,000        13,290.2       13,290.2      -0-      -     None

RCG Halifax Master
  Fund, Ltd. .................    1,500,000        13,290.2       13,290.2      -0-      -     None

RCG Latitude Master
  Fund, Ltd. .................    2,500,000        22,150.3       22,150.3      -0-      -     None

RCG Multi Strategy, LP .......    3,000,000        26,580.3       26,580.3      -0-      -     None

Relay 11. Holdings c/o
  Forest Investment
  Mngt. L.L.C. .............     345,000         3,056.7        3,056.7      -0-         -     None

Retail Clerks Pension
  Trust 2 ..................   2,000,000        17,720.2       17,720.2      -0-         -     None

Rhapsody Fund, L.P. ........  39,100,000       346,429.9      346,429.9      -0-         -     None

Royal Bank of Canada
  Trust Company
 (Jersey) Limited ..........   5,000,000        44,300.5       44,300.5      -0-         -     None

S.A.C. Capital
  Associates, LLC ..........  47,500,000       420,854.8      420,854.8      -0-   100,000     None

Sagamore Hill Rub
  Fund Ltd. ................  30,500,000       270,233.1      270,233.1      -0-         -     None

Salomon Brothers Asset
  Management, Inc. .........  55,000,000       487,305.5      487,305.5      -0-         -     None

Salomon Smith Barney
  Inc. .....................  31,836,000       282,070.1      282,070.1      -0-         -     None

San Diego County
  Employees
  Retirement
  Association ..............   2,000,000        17,720.2       17,720.2      -0-         -     None

Serena Limited .............   2,080,000        18,429.0       18,429.0      -0-         -     None

Shell Pension Trust ........     871,000         7,717.2        7,717.2      -0-         -     None

St. Albans Partners Ltd ....   5,000,000        44,300.5       44,300.5      -0-         -     None

State of Maryland
  Retirement Agency ........   7,078,000        62,711.8       62,711.8      -0-         -     None

State of Mississippi
  Health Care Trust Fund ...     825,000         7,309.6        7,309.6      -0-         -     None

State Street Bank
  Custodian for GE
  Pension Trust ............   6,405,000        56,748.9       56,748.9      -0-         -     None

Susquehanna Capital
  Group .....................    5,000,000        44,300.5       44,300.5      -0-      -        None

SuttonBrook Capital
  Portfolio, LP .............   10,000,000        88,601.0       88,601.0      -0-      -        None

SwissFirst Trust AG .........    3,000,000        26,580.3       26,580.3      -0-      -        None

Sylvan (IMA) Ltd. c/o
  Forest Investment
  Mngt. L.L.C. ..............    1,520,000        13,467.4       13,467.4      -0-      -        None

Tag Associates ..............      151,000         1,337.9        1,337.9      -0-      -        None

TD Securities (USA) Inc. ....   65,000,000       575,906.5      575,906.5      -0-      -        None

Teachers Insurance &
  Annuity Association .......   16,000,000       141,761.6      141,761.6      -0-      -        None

Thomas Weisel
  Partners ..................    1,029,000         9,177.0        9,177.0      -0-      -        None

Thrivent Financial for
  Lutherans (f/k/a Aid
  Association for
  Lutherans) ................    4,000,000        35,440.4       35,440.4      -0-      -        None

TQA Master Fund, Ltd. .......    7,000,000        62,020.7       62,020.7      -0-      -        None

TQA Master Plus Fund,
  Ltd. ......................    4,500,000        39,870.5       39,870.5      -0-      -        None

Tribecca Investments,
  LLC .......................   60,000,000       531,606.0      531,606.0      -0-      -        None

Trustmark Insurance .........      760,000         6,733.7        6,733.7      -0-      -        None

Tufts Associated Health
Plan c/o Income
Research & Management .......    2,000,000        17,720.2       17,720.2      -0-      -        None

UBS AG London Branch ........  144,000,000     1,275,854.4    1,275,854.4      -0-      -        None

UBS O'Connor LLC
  F/B/O O'Connor
  Global Convertible
  Portfolio .................      750,000         6,645.1        6,645.1      -0-      -        None

UBS O'Connor LLC
  F/B/O UBS Global
  Equity Arbitrage
  Master Ltd. ...............   35,000,000       310,103.5      310,103.5      -0-      -        None

UBS Warburg LLC .............   28,560,000       253,044.5      253,044.5      -0-      -        None

UFJ Investments Asia Ltd ....   25,000,000       221,502.5      221,502.5      -0-      -        None

UMASS Memorial
Investment Partnership
c/o Income Research
& Management ................      250,000         2,215.0        2,215.0      -0-      -        None

UMASS Memorial
Health Care
c/o Income Research
& Management ................      250,000         2,215.0        2,215.0      -0-      -        None

US Bancorp Piper Jaffray ....    5,707,000        50,564.6       50,564.6      -0-      -        None

Victory Capital
  Management as Agent
  for the Key Trust
  Convertible
  Securities Fund ...........      290,000         2,569.4        2,569.4      -0-               None

Victory Capital
  Management as Agent
  for the EB
  Convertible
  Securities Fund ...........    1,610,000        14,264.8       14,264.8      -0-               None

Victory Capital
   Management as Agent
   for the Charitable
   Convertible
   Securities Fund ..........    1,675,000        14,840.7       14,840.7      -0-               None

Victory Capital
   Management as Agent
   for the Field
   Foundation of
   Illinois .................       90,000           797.4          797.4      -0-               None

Victory Capital
   Management as Agent
   for the GenCorp
   Foundation ...............       70,000           620.2          620.2      -0-               None

Victory Capital
   Management as Agent
   for the Parker
   Key/Convertible ..........      820,000         7,265.3        7,265.3      -0-               None

Victory Capital
   Management as
   Investment Manager
   for Potlatch .............    1,175,000        10,410.6       10,410.6      -0-               None

Victory Capital
   Management as
   Trustee for the Key
   Trust Fixed Income
   Fund .....................      480,000         4,252.8        4,252.8      -0-               None

Victory Capital
   Management as
   Trustee for the
   Charitable Income
   Fund .....................      315,000         2,790.9        2,790.9      -0-               None

Victory Capital
   Management as Agent
   for California State
   Automobile
   Association Inter
   Insurance ................      600,000         5,316.1        5,316.1      -0-               None

Victory Capital
   Management as Agent
   for California State
   Automobile
   Association
   Retirement Pension .......      125,000         1,107.5        1,107.5      -0-               None

Victory Capital
   Management as Agent
   for American
   Booksellers ..............       40,000           354.4          354.4      -0-               None

Victory Capital
   Management as Agent
   for Health
   Foundation of
   Greater Cincinnati .......      250,000         2,215.0        2,215.0      -0-               None

Victory Capital
   Management as
   Investment Manager
   for Compsource
   Oklahoma .................      300,000         2,658.0        2,658.0      -0-               None

Victory Capital
   Management as
   Investment Manager
   for Georgia
   Municipal Retirement
   Trust ....................      750,000         6,645.1        6,645.1      -0-               None

Victory Capital
  Management as
  Investment Manager
  for Stamford Police
  Pension Fund ..............       50,000           443.0          443.0      -0-               None

Von Ernst Global
  Portfolio -
  Convertible Bond Fund .....    1,300,000        11,518.1       11,518.1      -0-      -        None

Wachovia Bank National
  Association ...............   20,000,000       177,202.0      177,202.0      -0-      -        None

Wachovia Securities
  International Ltd. ........   31,000,000       274,663.1      274,663.1      -0-      -        None

White River Securities
  LLC .......................    9,500,000        84,171.0       84,171.0      -0-      -        None

Worldwide Transactions
  Ltd. ......................    2,156,000        19,102.4       19,102.4      -0-      -        None

Yield Strategies Fund
  I, L.P. ...................    5,000,000        44,300.5       44,300.5      -0-      -        None

Yield Strategies Fund
  II, L.P. ..................    5,000,000        44,300.5       44,300.5      -0-      -        None

Zazove Convertible
  Arbitrage Fund L.P. .......      500,000         4,430.1        4,430.1      -0-      -        None

Zazove Hedged
  Convertible Fund L.P. .....    2,800,000        24,808.3       24,808.3      -0-      -        None

Zazove Income Fund L.P. .....    2,000,000        17,720.2       17,720.2      -0-      -        None

Zola Partners, L.P. .........    7,250,000        64,235.7       64,235.7      -0-      -        None

Zurich Institutional
  Benchmark Management
  c/o Quattro Fund ..........    3,590,000        31,807.8       31,807.8      -0-      -        None

Zurich Institutional
  Benchmarks Master
  Fund Ltd. .................    2,800,000        24,808.3       24,808.3      -0-      -        None

Zurich Master Hedge
  Fund c/o Forest
  Investments Mngt.
  L.L.C. ....................    1,223,000        10,835.9       10,835.9      -0-      -        None

---------------------------------

     (1) Total principal amount of selling securityholders listed is more than $3,950,000,000 because certain of the selling securityholders may have transferred LYONs pursuant to Rule 144A or otherwise reduced their position prior to selling pursuant to this Registration Statement. The maximunm principal amount of LYONs that may be sold under this prospectus will not exceed $3,950,000,000.

     (2) Represents shares of common stock issuable upon conversion of LYONs that are beneficially owned and offered by the selling security holder.

     (3) Assumes that all of the LYONs and/or all of the common stock into which the LYONs are convertible are sold.

     (4) Includes any position, office or other material relationship which the selling security holder has had within the past three years with Amgen or any of its predecessors or affiliates.

     (5) Allstate Insurance Company and Allstate Life Insurance Company are affiliated entities. Allstate Insurance Company is the record owner of $4,000,000 principal amount of LYONs and Allstate Life Insurance Company is the record owner of $17,900,000 principal amount of LYONs. Aside from the LYONs and the common stock into which the LYONs are convertible, Allstate Insurance Company is the record owner of 180,300 shares of our common stock and Allstate Insurance Company and its affiliates beneficially own an aggregate of 284,300 shares of our common stock.

         See "Risk Factors" section beginning on page 8 of the prospectus to read about factors you should consider before purchasing the LYONs or our common stock.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

         The date of this prospectus supplement is December 13, 2002.

(TM) Trademark of Merrill Lynch & Co., Inc.